UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2009 (February 4, 2009)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On January 5, 2009, Endo Pharmaceuticals Holdings Inc. (“Endo”), BTB Purchaser Inc. (“Merger Sub”), a wholly-owned subsidiary of Endo, and Indevus Pharmaceuticals, Inc., (“Indevus”) entered into an Agreement and Plan of Merger (as amended on January 7, 2009, the “Merger Agreement”), pursuant to which Endo will acquire Indevus. On January 7, 2009, Merger Sub commenced its offer to purchase all outstanding shares of common stock, par value $0.001 per share of Indevus at a price of $4.50 per Share, net to the seller in cash (less any required withholding taxes and without interest), plus contractual rights to receive up to an additional $3.00 per Share in contingent cash consideration payments, upon the terms and subject to the conditions set forth in the Offer to Purchase filed as an exhibit to the Schedule TO filed with the Securities and Exchange Commission on January 7, 2009 (such Schedule TO, as amended and supplemented, the “Schedule TO” and such Offer to Purchase, together with any amendments or supplements thereto, the “Offer to Purchase”) and in the related Letter of Transmittal (together with any amendments or supplements thereto and the Offer to Purchase, the “Offer”). The Offer is being made in connection with the Merger Agreement, pursuant to which, after the completion of the Offer and the satisfaction or waiver of certain conditions, Merger Sub will be merged with and into Indevus, and Indevus will be the surviving corporation (the “Merger”).

Pursuant to section 8.2(c)(i) of the Merger Agreement, a fee of $20,000,000 would become payable by Indevus to Endo upon the occurrence of any of certain enumerated circumstances, each of which would result in the termination of the Merger Agreement (such fee, the “Company Termination Fee”). On February 4, 2009, for the sole purpose of reducing the Company Termination Fee from $20,000,000 to $18,000,000, Endo, Merger Sub and Indevus entered into an Amendment to the Agreement and Plan of Merger. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

On January 9, 2009, a purported stockholder of Indevus filed a complaint seeking certification of a class action lawsuit in the Court of Chancery of the State of Delaware, docketed as Gober v. Endo Pharmaceuticals, et al., C.A. No. 4276 (Del. Ch.) (the “Gober Action”) against Endo, Merger Sub, Indevus and each of Indevus’ directors. The Gober Action purports to be brought individually and on behalf of all public stockholders of Indevus. The Gober Action alleges that Indevus’ director defendants breached their fiduciary duties to Indevus’ stockholders in connection with the Offer and that each of the defendants aided and abetted such alleged breach of Indevus’ director defendants’ fiduciary duties. Based on these allegations, the Gober Action seeks, among other relief, declaring the action to be a class action, injunctive relief enjoining preliminarily and permanently the Offer, rescinding, to the extent already implemented, the Offer or any of the terms thereof or awarding rescissory damages, directing that the defendants account to plaintiff and other members of the purported class for all damages caused by them and account for all profits and any special benefits obtained as a result of breaches of their fiduciary duties to the purported stockholder and other members of the purported class, awarding plaintiff the costs of the Gober Action including a reasonable allowance for the expenses of plaintiffs’ attorneys and experts and granting plaintiff and other members of the purported class such further relief as the court deems just and proper.

A copy of the complaint in the Gober Action is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference. The foregoing description of the Gober Action is qualified in its entirety by reference to Exhibit 99.1 hereto.

On January 12, 2009, a purported stockholder of Indevus filed a complaint seeking certification of a class action lawsuit in the Superior Court of the Commonwealth of Massachusetts, docketed as Scroeder [sic] v. Endo Pharmaceuticals, et al., 09-0126 (the “Schroeder Action”) against Endo, Merger Sub, Indevus and each of Indevus’ directors. The Schroeder Action purports to be brought individually and on behalf of all public stockholders of Indevus. The Schroeder Action alleges that Indevus’ director defendants breached their fiduciary duties to Indevus’ stockholders in connection with the Offer and that each of the defendants aided and abetted such alleged breach of Indevus’ director defendants’ fiduciary duties. Based on these allegations, the extent already implemented, the Offer or any of the terms thereof or awarding rescissory damages, directing that the defendants account to plaintiff and other members of the purported class for all damages caused by them and account for all profits and any special benefits obtained as a result of breaches of their fiduciary duties to the purported stockholder and other members of the purported class, awarding plaintiff the costs of the Mishket Action including a reasonable allowance for the expenses of plaintiffs’ attorneys and experts and granting plaintiff and other members of the purported class such further relief as the court deems just and proper.

A copy of the complaint in the Schroeder Action is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference. The foregoing description of the Schroeder Action is qualified in its entirety by reference to Exhibit 99.2 hereto

        On January 13, 2009, a purported stockholder of Indevus filed a complaint seeking certification of a class action lawsuit in the Superior Court of the Commonwealth of Massachusetts, docketed as Wexler v. Indevus Pharmaceuticals, et al., 09-0166 (the “Wexler Action”) against Endo, Indevus and each of Indevus’ directors. The Wexler Action purports to be brought individually and on behalf of all public stockholders of Indevus. The Wexler Action alleges that Indevus’ director defendants breached their fiduciary duties to Indevus’ stockholders in connection with the Offer and the Merger and that each of the defendants aided and abetted such alleged breach of Indevus’ director defendants’ fiduciary duties. Based on these allegations, the Wexler Action seeks, among other relief, declaring the action to be a class action, declaring that the Merger Agreement was entered into in breach of the defendants’ fiduciary duties and is therefore unlawful and unenforceable, injunctive relief enjoining the Offer and the Merger, directing the individual defendants to exercise their fiduciary duties to obtain a transaction which is in the best interests of Indevus’ stockholders, rescinding, to the extent already implemented, the Offer and the Merger or any of the terms thereof, awarding plaintiff the costs and disbursements of the Wexler Action including reasonable attorneys’ and experts’ fees and granting such other and further relief as the court deems just and proper.

A copy of the complaint in the Wexler Action is attached hereto as Exhibit 99.3 and is hereby incorporated herein by reference. The foregoing description of the Wexler Action is qualified in its entirety by reference to Exhibit 99.3 hereto.

On January 20, 2009, a purported stockholder of Indevus filed a complaint seeking certification of a class action lawsuit in the Court of Chancery of the State of Delaware, docketed as Mishket v. Cooper, et al., C.A. No. 4299 (the “Mishket Action”) against Endo, Merger Sub and each of Indevus’ directors as defendants and Indevus as a nominal defendant. The Mishket Action purports to be brought individually and on behalf of all public stockholders of Indevus. The Mishket Action alleges that Indevus’ director defendants breached their fiduciary duties to Indevus’ stockholders in connection with the Offer and that each of the defendants aided and abetted such alleged breach of Indevus’ director defendants’ fiduciary duties. Based on these allegations, the Mishket Action seeks, among other relief, declaring the action to be a class action, injunctive relief enjoining preliminarily and permanently the Offer, rescinding, to the extent already implemented, the Offer or any of the terms thereof or awarding rescissory damages, directing that the defendants account to plaintiff and other members of the purported class for all damages caused by them and account for all profits and any special benefits obtained as a result of breaches of their fiduciary duties to the purported stockholder and other members of the purported class, awarding plaintiff the costs of the Mishket Action including a reasonable allowance for the expenses of plaintiffs’ attorneys and experts and granting plaintiff and other members of the purported class such further relief as the court deems just and proper.

A copy of the complaint in the Mishket Action is attached hereto as Exhibit 99.4 and is hereby incorporated herein by reference. The foregoing description of the Mishket Action is qualified in its entirety by reference to Exhibit 99.4 hereto.

On January 30, 2009, a purported stockholder of Indevus filed a complaint seeking certification of a class action lawsuit in the Court of Chancery of the State of Delaware, docketed as Hell v. Indevus Pharmaceuticals, et al., C.A. No. 4327 (the “Hell Action”) against Endo, Merger Sub, Indevus and each of Indevus’ directors. The Hell Action purports to be brought individually and on behalf of all public stockholders of Indevus. The Hell Action alleges that Indevus’ director defendants breached their fiduciary duties to Indevus’ stockholders in connection with the Offer and that Endo and Merger Sub aided and abetted such alleged breach by the Indevus director defendants. The Hell Action also alleges that the Indevus Schedule 14D-9 Solicitation Statement fails to disclose material information about the Offer, that the defendant directors did not protect against purported conflicts of interest and that the terms of the Merger Agreement prevent stockholders of Indevus from receiving appropriate consideration for their Indevus shares. Based on these allegations, the Hell Action seeks, among other relief, declaring the action to be a class action on, enjoining, preliminarily and permanently, the Offer, rescinding the Offer or granting damages to the extent the Offer has been consummated, directing that the defendants account for all damages, profits and special benefits obtained as a result of their purportedly unlawful conduct, awarding plaintiff the costs and disbursements of the Hell Action including reasonable attorneys’ and experts’ fees and granting such other and further relief as the court deems just and proper.

A copy of the complaint in the Hell Action is attached hereto as Exhibit 99.5 and is hereby incorporated herein by reference. The foregoing description of the Hell Action is qualified in its entirety by reference to Exhibit 99.5 hereto.”

On February 4, 2009, the parties to the Gober Action, Mishket Action, Wexler Action, and Schroeder Action executed a Memorandum of Understanding (the “Memorandum of Understanding”), setting forth the terms and conditions for settlement of each of the actions. The Memorandum of Understanding does not include the plaintiff in the Hell Action. The parties agreed that, after arm’s length discussions between and among the parties, Indevus will provide additional supplemental disclosures to its Schedule 14D-9 and that the Company Termination Fee, as defined in the Merger Agreement, will be reduced by 10% (from $20,000,000 to $18,000,000). In exchange, following confirmatory discovery, the parties will attempt in good faith to agree to a stipulation of settlement and, upon court approval in the Gober Action of that stipulation, the Plaintiffs will dismiss each of the other above-referenced actions with prejudice, and the Defendants will be released from any claims arising out of the Proposed Transaction. The Defendants have agreed not to oppose any fee application by Plaintiffs’ counsel that does not exceed $700,000 in the aggregate.

Endo and Merger Sub have denied, and continue to deny, that either of them has committed or aided and abetted in the commission of any violation of law of any kind or engaged in any of the wrongful acts alleged in the above-referenced actions. Endo and Merger Sub each expressly maintains that it has diligently and scrupulously complied with its legal duties, and has executed the Memorandum of Understanding solely to eliminate the burden and expense of further litigation.

The foregoing description of the Memorandum of Understanding does not purport to be complete and is qualified in its entirety by reference to the Memorandum of Understanding, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amendment, dated February 4, 2009, to the Agreement and Plan of Merger, by and among Endo Pharmaceuticals Holdings Inc., BTB Purchaser Inc. and Indevus Pharmaceuticals, Inc.

10.1	Memorandum of Understanding, dated February 4, 2009, by and among (i) Wolf Popper LLP, counsel for Plaintiff Arthur Gober, CBM IRA Beneficiary Custodian, Beneficiary of Jerome Gober, (ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for Defendants Endo Pharmaceuticals Holdings Inc. and BTB Purchaser Inc., (iii) The Weiser Law Firm, P.C., counsel for Plaintiff Martin Wexler, (iv) Young Conaway Stargatt & Taylor, LLP, counsel for Defendants Indevus Pharmaceuticals, Inc., Glenn L. Cooper, Andrew Ferrara, James C. Gale, Michael E. Hanson, Stephen C. McCluski, Cheryl P. Morley and Malcolm Morville, (v) Levi & Korsinsky LLP, counsel for Plaintiff Malena C. Schroeder and (vi) Johnson Bottini LLP, counsel for Plaintiff H. Steven Mishket.

99.1	Complaint filed by Arthur Gober, CGM IRA Beneficiary Custodian, Beneficiary of Jerome Gober in the Court of Chancery of the State of Delaware on January 9, 2009 (incorporated by reference to Exhibit (a)(5)(J) to the Schedule TO)

99.2	Complaint filed by Malena C. Schroeder in the Superior Court of the Commonwealth of Massachusetts on January 12, 2009 (incorporated by reference to Exhibit (a)(5)(K) to the Schedule TO)

99.3	Complaint filed by Martin Wexler in the Superior Court of the Commonwealth of Massachusetts on January 13, 2009 (incorporated by reference to Exhibit (a)(5)(M) to the Schedule TO)

99.4	Complaint filed by H. Steven Mishket in the Court of Chancery of the State of Delaware on January 20, 2009 (incorporated by reference to Exhibit (a)(5)(N) to the Schedule TO)

99.5	Complaint filed by Stefen Hell in the Court of Chancery of the State of Delaware on January 30, 2009 (incorporated by reference to Exhibit (a)(5)(O) to the Schedule TO)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: February 5, 2009

EXHIBIT LIST

Exhibit No.	Description
2.1	Amendment, dated February 4, 2009, to the Agreement and Plan of Merger, by and among Endo Pharmaceuticals Holdings Inc., BTB Purchaser Inc. and Indevus Pharmaceuticals, Inc.

10.1	Memorandum of Understanding, dated February 4, 2009, by and among (i) Wolf Popper LLP, counsel for Plaintiff Arthur Gober, CBM IRA Beneficiary Custodian, Beneficiary of Jerome Gober, (ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for Defendants Endo Pharmaceuticals Holdings Inc. and BTB Purchaser Inc., (iii) The Weiser Law Firm, P.C., counsel for Plaintiff Martin Wexler, (iv) Young Conaway Stargatt & Taylor, LLP, counsel for Defendants Indevus Pharmaceuticals, Inc., Glenn L. Cooper, Andrew Ferrara, James C. Gale, Michael E. Hanson, Stephen C. McCluski, Cheryl P. Morley and Malcolm Morville, (v) Levi & Korsinsky LLP, counsel for Plaintiff Malena C. Schroeder and (vi) Johnson Bottini LLP, counsel for Plaintiff H. Steven Mishket.

99.1	Complaint filed by Arthur Gober, CGM IRA Beneficiary Custodian, Beneficiary of Jerome Gober in the Court of Chancery of the State of Delaware on January 9, 2009 (incorporated by reference to Exhibit (a)(5)(J) to the Schedule TO)

99.2	Complaint filed by Malena C. Schroeder in the Superior Court of the Commonwealth of Massachusetts on January 12, 2009 (incorporated by reference to Exhibit (a)(5)(K) to the Schedule TO)

99.3	Complaint filed by Martin Wexler in the Superior Court of the Commonwealth of Massachusetts on January 13, 2009 (incorporated by reference to Exhibit (a)(5)(M) to the Schedule TO)

99.4	Complaint filed by H. Steven Mishket in the Court of Chancery of the State of Delaware on January 20, 2009 (incorporated by reference to Exhibit (a)(5)(N) to the Schedule TO)

99.5	Complaint filed by Stefen Hell in the Court of Chancery of the State of Delaware on January 30, 2009 (incorporated by reference to Exhibit (a)(5)(O) to the Schedule TO)